UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 31, 2005

                           INTRAOP MEDICAL CORPORATION
             (Exact name of registrant as specified in its charter)




            Nevada                      000-49735               87-0642947
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(State or other jurisdiction of  (Commission File Number)    (IRS Employer
        incorporation)                                      Identification No.)

                        3170 De La Cruz Blvd., Suite 108
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                              Santa Clara, CA 95054

               (Address of principal executive offices) (Zip Code) Registrant's telephone number, including area code: (408) 986-6020



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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02.        UNREGISTERED SALES OF EQUITY SECURITIES.

         On August 31, 2005, debt obligations owed by Intraop Medical Corporation in the aggregate amount of $2,235,115 were converted into 3,193,004 shares of Intraop Medical Corporation common stock pursuant to agreements with the holders of such debt obligations. The issuance of the shares of common stock was made pursuant to Section 4(2) of the Securities Act of 1933, as amended. Intraop Medical Corporation did not receive any cash proceeds in connection with the conversion of debt obligations.

ITEM 7.01. REGULATION FD DISCLOSURE.


         On September 7, 2005, Stonegate Securities, on behalf of Intraop Medical Corporation, will deliver an investor presentation that includes, but is not limited to, the information furnished with this Current Report on Form 8-K and is incorporated herein by reference. The information furnished on this Form 8-K, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

         By filing this report on Form 8-K and furnishing this information, Intraop Medical Corporation makes no admission as to the materiality of any information in this report. The information contained in this report on Form 8-K contains forward-looking statements and actual results could differ materially from those anticipated in, or implied by, such forward-looking statements as a result of various factors, including the risks outlined in the Company's periodic filings with the SEC. The information contained in this report on Form 8-K is summary information that is intended to be considered in the context of the Company's SEC filings and other public announcements that the Company makes, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

 ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit 99.1 - Slides to be delivered at investor presentation.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     INTRAOP MEDICAL CORPORATION


Date:  September 7, 2005             By: /S/ DONALD A. GOER
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                                           Donald A. Goer
                                           Chief Executive Officer